SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 10, 2004
                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


      WASHINGTON                     0-28488                  91-1431894
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer of
incorporation or organization)                            Identification Number)





          1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (253) 205-3000



                        ________________________________

Item 7.01.  Regulation FD Disclosure.

On September 10, 2004, Zones, Inc. (the "Company") received notification that it met the criteria of the National Minority Supplier Development Council as a Minority Business Enterprise and has been accepted as a Certified Minority Business Enterprise of the Northwest Minority Business Council.

Limitation on Incorporation by Reference

In accordance with General  Instruction B.2 of Form 8-K, the information in this
Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZONES, INC.


Dated:  September 17, 2004                  /s/ RONALD P. MCFADDEN

                                            By:  Ronald P. McFadden
                                            Its: Secretary and Chief Financial
                                                 Officer